UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2005

Province Healthcare Company

(Exact name of registrant as specified in its charter)

Delaware	001-31320	62-1710772
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification No.)
Incorporation)

105 Westwood Place	37027
Suite 400	(Zip Code)
Brentwood, Tennessee
(Address of Principal Executive Offices)

(615) 370-1377

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 3.03 Material Modification to Rights of Security Holders.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-4.1 SECOND SUPPLEMENTAL INDENTURE
EX-99.1 PRESS RELEASE ISSUED ON APRIL 1, 2005

Item 1.01 Entry into a Material Definitive Agreement.

Item 3.03 Material Modification to Rights of Security Holders.

     As of 12:00 midnight New York City time on March 31, 2005, in connection with the previously announced cash tender offer and consent solicitation by Province Healthcare Company (the “Company”) for any and all of the outstanding 7 1/2% Senior Subordinated Notes due 2013 (the “Notes”), which commenced on March 18, 2005, the Company had received the requisite consents from the holders of the Notes to approve certain amendments (the “Amendments”) to the indenture under which the Notes were issued (the “Indenture”). On April 1, 2005, the Company and U.S. Bank Trust National Association, the trustee under the Indenture, executed a Second Supplemental Indenture (the “Second Supplemental Indenture”) to amend the Indenture as described in the offer to purchase and consent solicitation materials. However, the Amendments will not become operative unless and until the Notes tendered by the consenting holders are accepted for purchase pursuant to the terms of the tender offer, which is expected to occur on or about April 15, 2005. If the tender offer is terminated or withdrawn, the Amendments will not become operative. Once operative, the Amendments will eliminate substantially all of the restrictive covenants and significantly amend the merger covenant and certain events of default and related provisions contained in the Indenture.

     The foregoing summary is qualified in its entirety by reference to the Second Supplemental Indenture, which is attached as an exhibit hereto and is incorporated herein by reference in its entirety.

     On April 1, 2005, the Company issued a press release announcing that it had received the requisite consents and tenders from holders of its Notes to execute the Second Supplemental Indenture containing the Amendments. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

     (a) Not Applicable

     (b) Not Applicable

     (c) Exhibits.

The exhibit listed below and in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
4.1	Second Supplemental Indenture, dated as of April 1, 2005, by and between Province Healthcare Company and U.S. Bank Trust National Association.

99.1	Press Release issued on April 1, 2005 by Province Healthcare Company.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVINCE HEALTHCARE COMPANY
By:	/s/ Howard T. Wall
Howard T. Wall
Senior Vice President, General Counsel and Secretary

Date: April 5, 2005

EXHIBIT INDEX

Exhibit No.	Description
4.1	Second Supplemental Indenture, dated as of April 1, 2005, by and between Province Healthcare Company and U.S. Bank Trust National Association.

99.1	Press Release issued on April 1, 2005 by Province Healthcare Company.